FINANCIAL INSTRUMENTS - Disclosure of demonstrates effect on fair value of reasonably possible change in underlying asset value with all other variables (Details) - Put option to non-controlling interests - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Financial instruments
Percentage of reasonably possible increase in unobservable input	5.00%	5.00%
Effect on fair value measurement due to reasonably possible increase in unobservable input	$ 433	$ 463
Percentage of reasonably possible decrease in unobservable input	(5.00%)	(5.00%)
Effect on fair value measurement due to reasonably possible decrease in unobservable input	$ (430)	$ (453)